UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 8, 2026

INGLES MARKETS, INCORPORATED
(Exact name of registrant as specified in its charter)

North Carolina	0-14706	56-0846267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2913 U.S. Hwy. 70 West, Black Mountain, NC	28711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(828) 669-2941

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.05 par value per share	IMKTA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2026, the Board of Directors (the “Board”) of Ingles Markets, Incorporated, a North Carolina corporation (the “Company”), elected Kevin Hefner, 53, as a director to fill the vacancy on the Board created by the previously reported departure of Brenda S. Tudor. Ms. Tudor had been elected to serve on the Board by holders of the Company’s Class B Common Stock. The Board additionally appointed Mr. Hefner to serve on the Board’s Audit Committee and as chairman of the Board’s Compensation and Governance Committee. Mr. Hefner’s term commenced on September 8, 2026 and expires at the Company’s 2027 annual meeting of shareholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

Mr. Hefner will receive compensation consistent with the Company’s standard compensation arrangements for non-management directors, as described in the section entitled “Meetings of the Board of Directors and Committees; Director Compensation” that is included in the Company’s 2026 Proxy Statement, as amended, originally filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2026 (the “2026 Proxy Statement”).

There are no arrangements or understandings between Mr. Hefner, on the one hand, and any other person, on the other hand, pursuant to which he was appointed to the Board. Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which Mr. Hefner was or is to be a participant or had or will have a direct or indirect material interest in which the amount involved exceeds or exceeded $120,000.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 8, 2026, the Board approved and adopted the Company’s Amended and Restated Bylaws (the “A&R Bylaws”), which amended and restated in their entirety the Company’s Third Amended and Restated Bylaws to: (i) update the procedures and requirements relating to (x) the notice and conduct of shareholder meetings, (y) shareholder nominations of directors and shareholder proposals, including provisions relating to compliance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (z) removal of directors; (ii) revise provisions relating to the composition and authority of officers, including provisions establishing an Executive Chairman; (iii) update provisions relating to director conflict-of-interest transactions; and (iv) add exclusive forum provisions for internal corporate claims. The A&R Bylaws additionally include certain immaterial and ministerial revisions and changes, including conforming revisions that align the provisions of the A&R Bylaws with the North Carolina Business Corporation Act and expressly provide for the use of electronic communication. The A&R Bylaws became effective upon approval and adoption by the Board on September 8, 2026.

The foregoing description of the A&R Bylaws is only a summary and is qualified in its entirety by the full text of the A&R Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

Item 8.01.	Other Events.

2027 Annual Meeting of Shareholders

The Board has established March 2, 2027, as the date of the Company’s 2027 Annual Meeting of Shareholders (the “2027 Annual Meeting”). As the date of the 2027 Annual Meeting has advanced by more than 30 days from the anniversary date of the Company’s annual meeting of shareholders held in 2026 (the “2026 Annual Meeting”), in accordance with Rule 14a-5(f) of the Exchange Act, the Company is informing its shareholders of such change. The record date, time and location of the 2027 Annual Meeting will be as set forth in the Company’s definitive proxy statement for the 2027 Annual Meeting to be filed by the Company with the SEC.

Because the date of the 2027 Annual Meeting has been changed by more than 30 days from the anniversary of the 2026 Annual Meeting, the deadlines for submitting shareholder proposals under Rule 14a-8 under the Exchange Act (“Rule 14a-8”), as well as the deadlines for submitting director nominations or other proposals outside of Rule 14a-8 pursuant to the Company’s A&R Bylaws, as previously disclosed in the 2026 Proxy Statement, no longer apply.

To be included in the proxy materials for the 2027 Annual Meeting, shareholder proposals submitted in compliance with Rule 14a-8 must be received in writing at the Company’s executive offices on or before October 19, 2026, which the Company has determined to be a reasonable time before it expects to begin printing and distributing its proxy materials for the 2027 Annual Meeting.

In accordance with the A&R Bylaws, because the date of the 2027 Annual Meeting has been advanced by more than 30 days before the anniversary of the 2026 Annual Meeting, the Company must receive notice of a shareholder’s intention to nominate persons for election as directors or propose an item of business at the 2027 Annual Meeting no earlier than the close of business on the 120th calendar day prior to the 2027 Annual Meeting and no later than the close of business on the later of (i) the 90th calendar day prior to the 2027 Annual Meeting or (ii) the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by the Company. Accordingly, notice of shareholder proposals or director nominations for the 2027 Annual Meeting must be delivered between the close of business on November 2, 2026 and the close of business on December 2, 2026.

Shareholders must deliver the proposals or nominations to the Company’s Corporate Secretary at 2913 U.S. Hwy. 70 West, Black Mountain, North Carolina 28711, Attention: Secretary, and must comply with all applicable SEC rules and regulations and the A&R Bylaws.

In addition, because the date of the 2027 Annual Meeting has been advanced by more than 30 days before the anniversary of the 2026 Annual Meeting, any person intending to solicit proxies at the 2027 Annual Meeting in support of director nominees other than the Company’s nominees pursuant to Rule 14a-19 under the Exchange Act must provide notice to the Company by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which the Company first publicly announces the date of the 2027 Annual Meeting. Accordingly, such notice must be provided to the Company no later than January 1, 2027, containing the information required by Rule 14a-19; however, Rule 14a-19’s notice requirement does not override or supersede the longer notice periods established by the A&R Bylaws, and the longer time period contained in the A&R Bylaws controls.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No	Description
3.1	Amended and Restated Bylaws of Ingles Markets, Incorporated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGLES MARKETS, INCORPORATED

Date: September 14, 2026
	By:	/s/ Patricia E. Jackson
Patricia E. Jackson Chief Financial Officer